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                                     PLEDGE
                                    AGREEMENT



                          Dated as of December 31, 1996


                                     between

                         FORT WASHINGTON HOLDINGS, INC.


                                       and

                       ROCKWOOD CASUALTY INSURANCE COMPANY





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



                                PLEDGE AGREEMENT
                                ----------------

     PLEDGE AGREEMENT, dated as of December 31, 1996, between FORT WASHINGTON HOLDINGS, INC., a Pennsylvania corporation ("Fort Washington"), CHARLES M. LEDERMAN ("Lederman") and TIMOTHY I. MCCARTHY, SR. ("McCarthy"; together with Fort Washington and Lederman, the "Pledgors"), and ROCKWOOD CASUALTY INSURANCE COMPANY, a Pennsylvania stock insurance company (the "Pledgee")

                              W I T N E S S E T H:

     WHEREAS, concurrently with the execution and deliver of this Agreement, Fort Washington, as buyer, and the Pledgee, as seller, have consummated the closing under a Stock Purchase Agreement, dated as of December 31, 1996 (the "Stock Purchase Agreement"), pursuant to which Fort Washington has purchased and the Pledgee has sold all of the issued and outstanding capital stock of Premier Auto Insurance Company, a Pennsylvania stock insurance company ("Premier"), and in partial consideration for the payment due thereunder, Fort Washington has issued to the Pledgee a Term Note, dated the date hereof, in the principal amount of $2,500,000 (the "Term Note");

     WHEREAS, concurrently with the execution and deliver of this Agreement, Lederman and McCarthy, the record and beneficial holders of all of the issued and outstanding capital stock of Fort Washington, have each executed and delivered to Front Royal, Inc., a North Carolina corporation ("Front Royal"), a Non-Compete and Non-Solicitation Agreement, dated as of the date hereof, pursuant to which Lederman and McCarthy have agreed not to engage in certain activities described therein in consideration of which they each received from Front Royal warrants to purchase 200 shares of Class A Common Stock, no par value, of Front Royal (collectively, the "Warrants");

     WHEREAS, it is a condition precedent to the consummation of the Stock Purchase Agreement that the Pledgors shall have made the pledge contemplated by this Agreement;

     NOW, THEREFORE, in consideration of the premises and in order to induce the Pledgee to consummate the transactions contemplated by the Stock Purchase Agreement, the parties hereto hereby agree as follows:

     SECTION 1. Pledge.

     (a) Fort Washington hereby pledges with, hypothecates to, delivers and transfers into the possession of the Pledgee, its successors and assigns, and grants to the Pledgee, its successors and assigns a continuing first priority security interest in, the following (collectively the "Fort Washington Pledged Collateral"):

          (i) all of the issued and outstanding shares of capital stock of Premier (the "Pledged Shares");

          (ii) all additional shares of stock of Premier from time to time acquired by the Pledgor in any manner;

          (iii) the certificates representing the shares referred to in clauses
     (i) and (ii) above; and

          (iv) subject to Section 6, all dividends, cash, instruments, options, rights and other property or proceeds, from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of the shares referred to in clauses (i) and (ii) above.

     (b) Lederman hereby pledges with, hypothecates to, delivers and transfers into the possession of the Pledgee, its successors and assigns, and grants to the Pledgee, its successors and assigns, a continuing first priority security interest in, the following (collectively, the "Lederman Pledged Collateral"):

          (i) all of the Warrants issued by Front Royal to Lederman pursuant to the Non-Compete and Non-Solicitation Agreement dated as of the date hereof (the "Lederman Warrants");

          (ii) any additional warrants issued from time to time by Front Royal with respect to the Warrants and any shares of capital stock of Front Royal issued under or pursuant to the terms of the Warrants or such additional warrants;

          (iii) instruments representing the Warrants or such additional warrants and any shares referred to in clauses (i) and (ii) above; and

          (iv) subject to Section 6, all dividends, cash, instruments, options, rights and other property or proceeds, from time to time received, receivable or otherwise distributed or distributable in respect to or in exchange for any or all of the foregoing referred to in clauses (i) and
     (ii) above.

     (c) McCarthy hereby pledges with, hypothecates to, delivers and transfers into the possession of the Pledgee, its successors and assigns, and grants to the Pledgee, its successors and assigns, a continuing first priority security interest in, the following (collectively, the "McCarthy Pledged Collateral"; together with the Fort Washington Pledged Collateral and the Lederman Pledged Collateral, the "Pledged Collateral"):

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          (i) all of the Warrants issued by Front Royal to Lederman pursuant to the Non-Compete and Non-Solicitation Agreement dated as of the date hereof (the "McCarthy Warrants");

          (ii) any additional warrants issued from time to time by Front Royal with respect to the Warrants and any shares of capital stock of Front Royal issued under or pursuant to the terms of the Warrants or such additional warrants;

          (iii) instruments representing the Warrants or such additional warrants and any shares referred to in clauses (i) and (ii) above; and

          (iv) subject to Section 6, all dividends, cash, instruments, options, rights and other property or proceeds, from time to time received, receivable or otherwise distributed or distributable in respect to or in exchange for any or all of the foregoing referred to in clauses (i) and
     (ii) above.

     SECTION 2. Security for Obligations. This Agreement secures and the Pledged Collateral is security for the indefeasible payment in full when due, whether at the stated maturity, by acceleration or otherwise, of the obligations of Pledgee pursuant to the Term Note and all obligations of each Pledgor now or hereafter existing under this Agreement (all such obligations of the Pledgor being referred to herein as the "Secured Obligations").

     SECTION 3. Delivery of Pledged Collateral. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Pledgee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Pledgee in its judgment. In addition, the Pledgee shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

     SECTION 4. Representations and Warranties.

     (a) Fort Washington represents and warrants as follows:

          (i) The Pledged Shares (A) have been duly authorized and validly issued; (B) are fully paid and nonassessable and (C) constitute 100% of the issued and outstanding shares of capital stock or equity interests of Premier. There are no existing options, warrants, calls, commitments, rights (pre-emptive or otherwise), or subscriptions of any character whatsoever relating to any of the Pledged Shares.

          (ii) Fort Washington is the direct and beneficial owner of the Fort Washington Pledged Collateral free and clear of any Lien (as defined in the Stock Purchase Agreement) other than the Lien granted to the Pledgee hereunder.

          (iii) Fort Washington has full power, authority, legal right and requisite corporate authority to pledge, assign, transfer, deliver, deposit and set over the Fort Washington Pledged Collateral pledged to the Pledgee as provided herein.

          (iv) This Agreement has been duly authorized, executed and delivered by Fort Washington and constitutes the legal, valid and binding obligation of Fort Washington, enforceable against Fort Washington in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, or other similar laws affecting creditors' rights and remedies generally or by the application of general principles of equity.

          (v) The pledge of the Fort Washington Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Fort Washington Pledged Collateral securing the payment of the Secured Obligations, subject to no prior lien or to any agreement purporting to grant to any third party a security interest in the property or assets of Fort Washington which would include the Fort Washington Pledged Collateral.

          (vi) No consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (A) for the pledge by Fort Washington of the Fort Washington Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Fort Washington or
     (B) for the exercise by the Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Fort Washington Pledged Collateral pursuant to this Agreement, except as may be required in connection with the disposition of the Fort Washington Pledged Collateral by laws affecting the offering and sale of securities generally, and except for any required approval of the Pennsylvania Insurance Commissioner.

     (b) Lederman represents and warrants as follows:

          (i) Lederman is the direct and beneficial owner of the Lederman Pledged Collateral free and clear of any Lien other than the Lien granted to the Pledgee hereunder.

          (ii) Lederman has full power, authority, and legal right to pledge, assign, transfer, deliver, deposit and set over the Lederman Pledged Collateral pledged to the Pledgee as provided herein.

          (iii) This Agreement has been duly executed and delivered by Lederman and constitutes the legal, valid and binding obligation of Lederman, enforceable against Lederman in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, or other similar laws affecting creditors' rights and remedies generally or by the application of general principles of equity.

          (iv) The pledge of the Lederman Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Lederman Pledged Collateral securing the payment of the Secured Obligations, subject to no prior lien or to any agreement purporting to grant to any third party a security interest in the property or assets of Lederman which would include the Lederman Pledged Collateral.

          (v) No consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (A) for the pledge by Lederman of the Lederman Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Lederman or (B) for the exercise by the Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Lederman Pledged Collateral pursuant to this Agreement, except as may be required in connection with the disposition of the Lederman Pledged Collateral by laws affecting the offering and sale of securities generally, and except for any required approval of the Pennsylvania Insurance Commissioner.

     (c) McCarthy represents and warrants as follows:

          (i) McCarthy is the direct and beneficial owner of the McCarthy Pledged Collateral free and clear of any Lien other than the Lien granted to the Pledgee hereunder.

          (ii) McCarthy has full power, authority, and legal right to pledge, assign, transfer, deliver, deposit and set over the McCarthy Pledged Collateral pledged to the Pledgee as provided herein.

          (iii) This Agreement has been duly executed and delivered by McCarthy and constitutes the legal, valid and binding obligation of McCarthy, enforceable against McCarthy in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, or other similar laws affecting creditors' rights and remedies generally or by the application of general principles of equity.

          (iv) The pledge of the McCarthy Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the McCarthy Pledged Collateral securing the payment of the Secured Obligations, subject to no prior lien or to any agreement purporting to grant to any third party a security interest in the property or assets of McCarthy which would include the McCarthy Pledged Collateral.

          (v) No consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (A) for the pledge by McCarthy of the McCarthy Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by McCarthy or (B) for the exercise by the Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the McCarthy Pledged Collateral pursuant to this Agreement, except as may be required in connection with the disposition of the McCarthy Pledged Collateral by laws affecting the offering and sale of securities generally, and except for any required approval of the Pennsylvania Insurance Commissioner.

     (d) The representations and warranties set forth in this Section 4 shall survive the execution and delivery of this Agreement.

     SECTION 5. Further Assurances; Supplements.

     (a) Each Pledgor agrees that at any time and from time to time, at the expense of such Pledgor, such Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Pledgee may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Pledgee to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

     (b) Each Pledgor will defend Pledgee's right, title, special property and security interest in and to the Pledged Collateral pledged by it or him hereunder and the Liens of the Pledgee thereon against the claim of any Person (as defined in the Stock Purchase Agreement) and will maintain and preserve such Liens so long as any Secured Obligations are outstanding.

     (c) If any Pledgor shall become entitled to receive or shall receive any certificate or other instrument (including, without limitation, any certificate representing a stock dividend or distribution in connection with any reclassification, increase or reduction in capital), option or right, whether in addition to, in substitution of, or in exchange for any of the Pledged Collateral, such Pledgor shall accept any such certificate or other instrument as the Pledgee's agent, shall hold them in trust for the Pledgee, and shall deliver them forthwith to the Pledgee in the exact form received, with such Pledgor's endorsement when necessary and/or appropriate stock powers and other instruments

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of transfer which may be necessary or desirable duly executed in blank, to be held by the Pledgee, subject to the terms hereof, as further collateral for the Secured Obligations and the same shall for all purposes be deemed to be Pledged Collateral hereunder.

     SECTION 6. Voting Rights; Dividends; Etc.

     (a) As long as no Default (as defined in Section 11) shall have occurred and be continuing and, in the case of Section 6(a)(i), as long as no notice thereof shall have been given by the Pledgee to such Pledgor):

          (i) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral pledged by it or him hereunder or any part thereof for any purpose not inconsistent with the terms of this Agreement, the Stock Purchase Agreement or the Term Note; provided, however, that no Pledgor shall exercise or refrain from exercising any such right if such action would have an adverse effect on the value of the Pledged Collateral or any part thereof.

          (ii) Each Pledgor shall be entitled to receive and retain any and all dividends paid in respect of the Pledged Collateral pledged by it or him hereunder, other than any and all

               (A) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

               (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-insurplus, and

               (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral,

     all of which shall be, and all of which shall be forthwith delivered to the Pledgee to hold as Pledged Collateral and shall, if received by a Pledgor, be received in trust for the benefit of the Pledgee, be segregated from the other property or funds of such Pledgor, and be forthwith delivered to the Pledgee as Pledged Collateral in the same form as so received (with any necessary endorsement).

          (iii) The Pledgee shall execute and deliver (or cause to be executed and delivered) to each Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (ii) above.

     (b) Upon the occurrence and during the continuance of a Default:

          (i) All rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) above shall cease upon notice from the Pledgee to the Pledgor, and all such rights shall thereupon become vested in the Pledgee who shall thereupon have the sole right to exercise such voting and other consensual rights and any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to the Pledged Collateral or any part thereof, and Pledgee may exercise such powers in such manner as the Pledgee may elect, but the Pledgee shall have no duty to exercise any of the aforesaid right, privileges or options and shall not be responsible for any failure to do so or delay in doing so.

          (ii) All rights of each Pledgor to receive the dividends which it or he would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) above shall cease, and all such rights shall thereupon become vested in the Pledgee who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends.

          (iii) All dividends which are received by any Pledgor contrary to the provisions of paragraph (ii) of this Section 6(b) shall be received in trust for the benefit of the Pledgee, shall be segregated from other funds of such Pledgor and shall be forthwith paid over to the Pledgee as Pledged Collateral in the same form as so received (with any necessary endorsement).

     (c) In order to permit the Pledgee to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 6(b)(i) above, and to receive all dividends and distributions which it may be entitled to receive under Section 6(b)(ii) above, each Pledgor shall, if necessary, upon written notice of the Pledgee, from time to time execute and deliver to

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the Pledgee appropriate proxies, dividend payment orders and other instruments as the Pledgee may reasonably request including, without limitation, the irrevocable proxy in the form of Exhibit "A" hereto delivered by Fort Washington to the Pledgee on the date hereof.


     SECTION 7. Transfers and Other Liens; Additional Shares or Warrants.

     (a) Each Pledgor agrees that it or he will not (i) sell, assign or transfer or otherwise dispose of, or grant any option, warrant, subscription, call, warrants or other agreements with respect to, any of the Pledged Collateral, or
(ii) create or permit to exist any Lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the Lien in favor of the Pledgee under this Agreement.

     (b) Each Pledgor agrees that it or he will not cause, consent to or approve
(i) the issuance of any additional shares of any class of capital stock of Premier, or (ii) the issuance of any warrants, stock or other securities to any Pledgor in substitution for the Warrants, except in each instance to such Pledgor, with delivery thereof to be made to the Pledgee to be held as additional Pledged Collateral hereunder.

     SECTION 8. Power of Attorney. Each Pledgor hereby authorizes the Pledgee and does hereby make, constitute and appoint the Pledgee and any officer of agent of the Pledgee, with full power of substitution, as such Pledgor's true and lawful attorney-in-fact, with power, in its own name and in the name of such Pledgor upon the occurrence and continuance of a Default, to endorse any notes, checks, drafts, money orders or other instruments of payments in respect of the Pledged Collateral that may come into possession of the Pledgee; to sign and endorse any drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Pledged Collateral; to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or places on or threatened against the Pledged Collateral; to demand, collect, receipt for, comprise, settle and sue for monies due in respect of the Pledged Collateral; and generally, to do, at Pledgee's option each at such Pledgor's expense, at any time, or from time to time, all acts and things, which the Pledgee deems necessary to protect, preserve and realize upon the Pledged Collateral and Pledgee's security interest therein in order to effect the intent of this Agreement all as fully and effectually as such Pledgor might or would do; and such Pledgor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the term of this Agreement and thereafter as long as any of the Secured Obligations shall be outstanding.

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     SECTION 9. Pledgee May Perform. If any Pledgor fails to perform any agreement contained herein, the Pledgee may itself perform, or cause performance of, such agreement, and the expenses of the Pledgee incurred in connection therewith shall be payable by such Pledgor under Section 12 of this Agreement.

     SECTION 10. Reasonable Care. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Pledgee accords its own property, it being understood that the Pledgee shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Pledgee has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

     SECTION 11. Remedies Upon Default. For purposes of this Agreement, "Default" shall mean (i) any event which constitutes an "Event of Default" under the Term Note and (ii) any breach or default under the terms of this Agreement, which breach or default under this clause (ii) has not been cured within three days after receipt of written notice of the occurrence thereof. If any Default shall have occurred and be continuing:

     (a) The Pledgee may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party in default under the Uniform Commercial Code (the "Code") in effect in the Commonwealth of Pennsylvania at that time, and the Pledgee may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Pledgee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Pledgee may deem commercially reasonable and the Pledgee may be the purchaser of any or all of the Pledged Collateral so sold. Each purchaser at any such sale, including, without limitation, the Pledgee, shall hold the property sold, absolutely, free and clear from any claim or right of redemption of any Pledgor, each of whom specifically waives all rights of redemption, stay or appraisal which it or he may has or may have under any rule or law or statute now existing or hereafter adopted. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten
(10) days' notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Pledgee shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Pledgee may adjourn any public or private

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sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Pledgor hereby waives any claims against the Pledgee arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Pledgee accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. In addition, the Pledgee shall have the right to register, or cause to be registered, any or all of the Pledged Collateral in the name of the Pledgee or its nominee.


     (b) The Pledgee hereby agrees that it shall exercise its rights and remedies first with respect to the Fort Washington Pledged Collateral and, to the extent that any Secured Obligations remain outstanding upon such exercise and application of any proceeds thereof in accordance with the terms of Section 11(e) then with respect to any remaining Pledged Collateral.

     (c) Each Pledgor recognizes that, by reason of certain requirements and prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, the Pledgee may with respect to any sale of all or any part of the Pledged Collateral, limit purchasers to those who will agree, among other things, to acquire such securities for their own account, for investment, and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such sale may result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions and, notwithstanding such circumstances, agrees that any such sale shall be deemed to have been made in a commercially reasonable manner. The Pledgee shall be under no obligation to delay the sale of any of the Pledged Shares for the period of time necessary to permit a Pledgor to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Pledgor would agree to do so.

     (d) If the Pledgee determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, each Pledgor shall, from time to time, furnish to the Pledgee all such information as the Pledgee may request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by the Pledgee as exempt transactions under the Securities Act and rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

     (e) Any cash held by the Pledgee as Pledged Collateral and all cash proceeds received by the Pledgee in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be applied by the Pledgee:

          First, to the payment of the costs and expenses of such sale, including reasonable compensation to the Pledgee and its agents and counsel, and all expenses, liabilities and advances made or incurred by the Pledgee in connection therewith;

          Next, to the Pledgee on account of the Secured Obligations in such order as the Pledgee may elect; and

          Finally, after indefeasible payment in full of all Secured

     Obligations, to the payment to the appropriate Pledgor, or its or his successors, assigns, heirs or legal representatives, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

     SECTION 12. Expenses. Each Pledgor will upon demand pay to the Pledgee the amount of any and all expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Pledgee may incur in connection with (a) the administration of this Agreement; (b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of its Pledged Collateral; (c) the exercise or enforcement of any of the rights of the Pledgee hereunder with respect to its Pledged Collateral; or (d) the failure by such Pledgor to perform or observe any of the provisions hereof.

     SECTION 13. Security Interest Absolute. All rights of the Pledgee and security interests hereunder, and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of:

     (a) any lack of validity or enforceability of the Stock Purchase Agreement, the Term Note or any other document, agreement or instrument relating thereto;

     (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Stock Purchase Agreement, the Term Note, or any other document, agreement or instrument relating thereto;

     (c) any exchange, release or nonperfection of any other collateral for all or any of the Secured Obligations; or

     (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, a Pledgor or a third party pledgor.

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     SECTION 14. Indemnification. Fort Washington agrees to indemnify and hold the Pledgee harmless from and against any taxes, liabilities, claims and damages, including reasonable attorneys' fees and disbursements, and other expenses incurred or arising by reason of the taking or the failure to take action by the Pledgee, in good faith, in respect of any transaction effected under this Agreement or in connection with the Lien provided for herein, including, without limitation, any taxes payable in connection with the delivery or registration of any of the Pledged Collateral as provided herein. The obligations of Fort Washington under this Section 14 shall survive the termination of this Agreement.

     SECTION 15. Waiver. No delay on the Pledgee's part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand which may be given to or made upon any Pledgor by the Pledgee with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair the Pledgee's right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice the Pledgee's rights hereunder or the rights of the Pledgee under the Stock Purchase Agreement, the Term Note or any other document agreement or instrument relating thereto as against any Pledgor in any respect.

     SECTION 16. Amendments, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by any Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Pledgee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 17. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and deemed delivered (i) upon receipt if by hand, overnight courier or telecopy (provided a copy is mailed by certified mail, return receipt requested, postage prepaid) and (ii) three days after mailing by certified mail, return receipt requested, postage prepaid, to Fort Washington or to the Pledgee at the address provided for in the Stock Purchase Agreement, and as to Lederman or McCarthy to 502 West Office Center Drive, Suite 100, Fort Washington, Pennsylvania 19034, or as to any Person at such other address as shall be designated by such Person in a written notice to each other Person complying as to delivery with the terms of this Section.

     SECTION 18. Continuing Security Interest. This Agreement shall create a continuing first priority security interest in the Pledged Collateral, and shall
(a) remain in full force and effect until indefeasible payment in full of the Secured Obligations; (b) continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the obligee of the Secured Obligations, all as though such payment or performance had not been made; (c) be binding upon each Pledgor, its or his successors, assigns, heirs and legal representatives; and (d) inure to the benefit of the Pledgee and its successors, transferees and assigns. Upon the indefeasible payment in full of the Secured Obligations, each Pledgor shall be entitled to the return, upon its request and at its or his expense, of such of the Pledged Collateral pledged by it or him hereunder as shall not have been sold or otherwise applied pursuant to the terms hereof.

     SECTION 19. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

     SECTION 20. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     SECTION 21. Waiver of Jury Trial. The parties hereto hereby agree to waive any right they may have to a jury trial in connection with any action, suit or proceeding arising out of or related in any way to this Agreement.

     SECTION 22. Governing Law; Terms. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Pennsylvania. Unless otherwise defined herein or in the Stock Purchase Agreement, terms defined in Articles 8 and 9 of the Uniform Commercial Code in the Commonwealth of Pennsylvania are used herein as therein defined.

     IN WITNESS WHEREOF, each Pledgor has duly executed and delivered, or caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized, as of the date first above written.

                                        PLEDGORS:

                                        FORT WASHINGTON HOLDINGS, INC.


                                        By:
                                           ------------------------------------
                                                 Name:
                                                 Title:



                                        ---------------------------------------
                                        Charles M. Lederman



                                        ---------------------------------------
                                        Timothy I. McCarthy, Sr.


                                        PLEDGEE:

                                        ROCKWOOD CASUALTY INSURANCE COMPANY


                                        By:
                                           ------------------------------------
                                                 Name:
                                                 Title:

                                   EXHIBIT "A"
                                       TO
                                PLEDGE AGREEMENT
                                ----------------

                                IRREVOCABLE PROXY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby make, constitute and appoint ROCKWOOD CASUALTY INSURANCE COMPANY (the "Pledgee") and each of Pledgee's officers and employees, its true and lawful attorney, for it and in its name, place and stead, to act as its proxy in respect of all of the shares of capital stock of PREMIER AUTO INSURANCE COMPANY, a Pennsylvania stock insurance company (the "Corporation"), which it now or hereafter may own or hold including, without limitation, the right, on its behalf, to demand the call by any proper officer of the Corporation pursuant to the provisions of its certificate of incorporation or bylaws and as permitted by law of a meeting of its shareholders and at any such meeting of shareholders, annual, general or special, to vote for the transaction of any and all business that may come before such meeting, or at any adjournment thereof including, without limitation, the right to vote for the sale of all or any part of the assets of the Corporation and/or the liquidation and dissolution of the Corporation; giving and granting to its said attorneys full power and authority to do and perform each and every act and thing whether necessary or desirable to be done in and about the premises, as fully as it might or could do if personally present with full power of substitution, appointment and revocation, hereby ratifying and confirming all that its said attorneys shall do or cause to be done by virtue hereof.

THIS IRREVOCABLE PROXY SHALL ONLY BE EFFECTIVE UPON THE OCCURRENCE AND DURING THE CONTINUATION OF A "DEFAULT" AS THAT TERM IS DEFINED IN THE PLEDGE AGREEMENT ("THE PLEDGE AGREEMENT") DATED AS OF THE DATE HEREOF AMONG THE UNDERSIGNED, CHARLES M. LEDERMAN AND TIMOTHY I. McCARTHY, AS PLEDGORS, AND THE PLEDGEE, AS PLEDGEE.

     This Irrevocable Proxy is given to Pledgee and to its officers and employees pursuant to the terms and conditions of the Pledge Agreement in order to carry out the covenants and agreements of the undersigned contained therein, this Proxy is governed by the terms and conditions of the Pledge Agreement, and this Proxy is coupled with an interest and shall not be revocable or revoked by the undersigned, and shall be binding upon its successors and assigns until the expiration or termination of the Pledge Agreement pursuant to its terms.

     IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy as of this _____ day of ___________________________ .

                                             FORT WASHINGTON HOLDINGS, INC.



                                        By:____________________________________
                                             Name:
                                             Title: